REVENUE AND SEGMENT INFORMATION - Revenue (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2018 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)
Revenue
Sales of goods (net of value-added tax)		¥ 179,784,444	¥ 180,704,153	¥ 144,564,755
Revenue from rendering of services		215,557	163,732	123,966
Rental income		240,153	152,543	165,861
Total revenue	$ 26,214,843	¥ 180,240,154	¥ 181,020,428	¥ 144,854,582